As filed with the Securities and Exchange Commission on April 3, 2007

Registration Statement No. 333-132993

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

POST-EFFECTIVE AMENDMENT NO. 2

TO

REGISTRATION STATEMENT

UNDER

SCHEDULE B

OF

THE SECURITIES ACT OF 1933

THE KOREA DEVELOPMENT BANK

(Name of Registrant)

THE REPUBLIC OF KOREA

(Co-Signatory)

Names and Addresses of Authorized Representatives:

Kye Dong Kim or Il Soh Park Duly Authorized Representatives in the United States of The Korea Development Bank 320 Park Avenue, 32nd Floor New York, New York 10022	In Kang Cho Duly Authorized Representative in the United States of The Republic of Korea 335 East 45th Street New York, New York 10017

Copies to:

Jinduk Han, Esq.

Cleary Gottlieb Steen & Hamilton LLP

39th Floor, Bank of China Tower

One Garden Road

Hong Kong

The securities registered hereby will be offered on a delayed or continuous basis pursuant to the procedures set forth in Securities Act Release Nos. 33-6240 and 33-6424.

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 to the registrant’s Registration Statement under Schedule B (File No. 333-132993), declared effective by the Securities and Exchange Commission on March 19, 2007, is being filed solely for the purpose of filing Exhibits M-3 and M-4 to such Registration Statement. No changes or additions are being made hereby to the Prospectus which forms part of such Registration Statement.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 11. Estimated Expenses.*

It is estimated that our expenses in connection with the sale of the debt securities, warrants and guarantees hereunder, exclusive of compensation payable to underwriters and agents, will be as follows:

SEC Registration Fee	US$	428,000
Printing Costs		250,000
Legal Fees and Expenses		450,000
Fiscal Agent Fees and Expenses		50,000
Blue Sky Fees and Expenses		50,000
Rating Agencies’ Fees		350,000
Miscellaneous (including amounts to be paid to underwriters in lieu of reimbursement of certain expenses)		600,000

Total	US$	2,178,000

*	Based on three underwritten offerings of the debt securities.

UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(b)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	That, for purposes of determining liability under the Securities Act of 1933 to any purchaser: each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That, for the purpose of determining any liability under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

CONTENTS

This Registration Statement is comprised of:

(1)	Facing Sheet.

(2)	Explanatory Note.

(3)	Part I, consisting of the Prospectus.

(4)	Part II, consisting of pages II-1 to II-9

(5)	The following Exhibits:

A-1	- Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-1	- Form of Fiscal Agency Agreement, including forms of Debt Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No. 33-44818).

B-2	- Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-3	- Form of Amendment No. 1 to Fiscal Agency Agreement, incorporated herein by reference to Exhibit B-3 to the Registration Statement of The Korea Development Bank (No. 333-111608).

C-1	- Form of Warrant Agreement, including form of Warrants.*

C-2	- Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

C-3	- Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).

D-1	- Consent of the Governor of The Korea Development Bank (included on page II-5).

D-2	- Power of Attorney of the Governor of The Korea Development Bank.**

E-1	- Consent of the Minister of Finance and Economy of The Republic of Korea (included on Page II-6).

E-2

-        Power of Attorney of the Minister of Finance and Economy of The Republic of Korea, incorporated herein by reference to Exhibit E-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

F	- Consent of Samil PricewaterhouseCoopers**

G-1	- Letter appointing certain persons as authorized agents of The Korea Development Bank in the United States.**

G-2

-        Letter appointing Authorized Agents of The Republic of Korea in the United States (included in Exhibit E-2), incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

H	- The Korea Development Bank Act, incorporated herein by reference to Exhibit H to the Registration Statement of The Korea Development Bank (No. 333-111608).

I	- The Enforcement Decree of The Korea Development Bank Act, incorporated herein by reference to Exhibit I to the Registration Statement of The Korea Development Bank (No. 333-6866).

J	- The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea Development Bank (No. 333-6866).

K-1

-        Form of Prospectus Supplement relating to The Korea Development Bank’s Medium-Term Notes, Series C, Due Not Less Than Nine Months From Date of Issue (the “Series C Notes”), incorporated herein by reference to Exhibit K-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).

K-2

-        Form of Supplement to the Prospectus Supplement relating to the Korea Development Bank’s Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).

L

-        Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The Korea Development Bank (No. 333-6866).

M-1

-        Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**

M-2

-        Opinion (including consent) of Yulchon (formerly known as Woo Yun Kang Jeong & Han), 12th Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**

M-3

-        Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of the Bank’s US$600,000,000 Floating Rate Notes due 2010 and €300,000,000 Floating Rate Notes due 2014.

M-4

-        Opinion (including consent) of Yulchon (formerly known as Woo Yun Kang Jeong & Han), 12th Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Bank’s US$600,000,000 Floating Rate Notes due 2010 and €300,000,000 Floating Rate Notes due 2014.

N-1	- Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).

N-2	- Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).

O

-        Form of Calculation Agency Agreement between The Korea Development Bank and the calculation agent named therein relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration Statement of The Korea Development Bank (No. 333-6866).

*	May be filed by amendment.
**	Previously filed.

SIGNATURE OF THE KOREA DEVELOPMENT BANK

Pursuant to the requirements of the Securities Act of 1933, as amended, The Korea Development Bank has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 3rd day of April, 2007.

THE KOREA DEVELOPMENT BANK

By:	CHANG-LOK KIM*†
Governor

†By:	/s/ IN JOO KIM
In Joo Kim
(Attorney-in-fact)

*	Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

SIGNATURE OF THE REPUBLIC OF KOREA

Pursuant to the requirements of the Securities Act of 1933, as amended, The Republic of Korea has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 3rd day of April, 2007.

THE REPUBLIC OF KOREA

By:	O-KYU KWON*†
Minister of Finance and Economy

†By:	/s/ IN KANG CHO
In Kang Cho
(Attorney-in-fact)

*	Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE KOREA DEVELOPMENT BANK

Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 3rd day of April, 2007.

†By:	/s/ KYE DONG KIM
Kye Dong Kim New York Branch The Korea Development Bank

SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE KOREA DEVELOPMENT BANK

Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 3rd day of April, 2007.

†By:	/s/ IL SOH PARK
Il Soh Park New York Branch The Korea Development Bank

SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE REPUBLIC OF KOREA

Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Republic of Korea, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 3rd day of April, 2007.

†By:	/s/ IN KANG CHO
In Kang Cho Financial Attaché Korean Consulate General in New York

EXHIBIT INDEX

Exhibit		Page
A-1	- Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-1	- Form of Fiscal Agency Agreement, including forms of Debt Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No. 33-44818).

B-2	- Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-3	- Form of Amendment No. 1 to Fiscal Agency Agreement, incorporated herein by reference to Exhibit B-3 to the Registration Statement of The Korea Development Bank (No. 333-111608).

C-1	- Form of Warrant Agreement, including form of Warrants.*

C-2	- Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

C-3	- Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).

D-1	- Consent of the Governor of The Korea Development Bank (included on page II-5).

D-2	- Power of Attorney of the Governor of The Korea Development Bank.**

E-1	- Consent of the Minister of Finance and Economy of The Republic of Korea (included on Page II-6).

E-2

-        Power of Attorney of the Minister of Finance and Economy of The Republic of Korea, incorporated herein by reference to Exhibit E-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

F	- Consent of Samil PricewaterhouseCoopers.**

G-1	- Letter appointing certain persons as authorized agents of The Korea Development Bank in the United States.**

G-2

-        Letter appointing Authorized Agents of The Republic of Korea in the United States (included in Exhibit E-2) , incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

H	- The Korea Development Bank Act, incorporated herein by reference to Exhibit H to the Registration Statement of The Korea Development Bank (No. 333-111608).

I	- The Enforcement Decree of The Korea Development Bank Act, incorporated herein by reference to Exhibit I to the Registration Statement of The Korea Development Bank (No. 333-6866).

J	- The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea Development Bank (No. 333-6866).

K-1

-        Form of Prospectus Supplement relating to The Korea Development Bank’s Medium-Term Notes, Series C, Due Not Less Than Nine Months From Date of Issue (the “Series C Notes”), incorporated herein by reference to Exhibit K-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).

Exhibit		Page

K-2

-        Form of Supplement to the Prospectus Supplement relating to the Korea Development Bank’s Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).

L

-        Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The Korea Development Bank (No. 333-6866).

M-1

-        Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**

M-2

-        Opinion (including consent) of Yulchon (formerly known as Woo Yun Kang Jeong & Han), 12th Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality the Debt Securities (with or without Warrants).**

M-3

-        Opinion (including consent) of Cleary Gottlieb Steen & Hamilton LLP, 39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of the Bank’s US$600,000,000 Floating Rate Notes due 2010 and €300,000,000 Floating Rate Notes due 2014.

M-4

-        Opinion (including consent) of Yulchon (formerly known as Woo Yun Kang Jeong & Han), 12th Floor, Textile Center, 944-31, Daechi-dong, Gangnam-gu, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Bank’s US$600,000,000 Floating Rate Notes due 2010 and €300,000,000 Floating Rate Notes due 2014.

N-1	- Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the Registration Statement of The Korea Development Bank (No. 333-6866).

N-2	- Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the Registration Statement of The Korea Development Bank (No. 333-6866).

O

-        Form of Calculation Agency Agreement between The Korea Development Bank and the calculation agent named therein relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration Statement of The Korea Development Bank (No. 333-6866).

*	May be filed by amendment.
**	Previously filed.